Exhibit 10.11












                   Fourth Amendment, dated December 20, 1995,
                               to Credit Agreement
                    between Bank of America Texas, N.A., and
                          FFP Operating Partners, L.P.
                             dated February 25, 1994

                                FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made effective for all purposes as of the 20th day of December, 1995, by and between Bank of America Texas, N.A. (the "Bank") and FFP Operating Partners, L.P., a Delaware limited partnership (the "Borrower").


                                   REFERENCES:

         Reference is made to the Credit Agreement (as amended, the "Credit Agreement") dated as of February 25, 1994 by and between Bank and Borrower, as amended by the following:

     (a) First Amendment to Credit Agreement, entered into effective as of March 30, 1994,

     (b) Second Amendment to Credit Agreement, entered into effective as of August 31, 1994, and

     (c) Third Amendment to Credit Agreement, entered into effective as of May 1, 1995.


                                    RECITALS:

         Borrower desires to lend $1,200,000 to Fidelity Venture Investments, L.L.C. ("Fidelity") under a loan (the "Fidelity Loan") to be evidenced by a Loan Purchase and Profit Participation Agreement. Fidelity will use the Fidelity Loan proceeds to purchase a package of loans from the FDIC, which are secured by liens on various properties.

         In conjunction with the Fidelity Loan, Borrower has requested that the Bank amend certain of the covenants of the Credit Agreement; specifically,

     (1) to increase the permitted loans and advances to third parties outside the Borrower's normal course of business from $250,000 to $1,250,000; and

     (2) to amend the covenant pertaining to Borrower's "out-of-debt" period under the Revolving Commitment by providing for a "clean down" provision of $750,000 for the calendar quarters ending December 31, 1995, March 31, 1996 and June 30, 1996.

         Subject to the terms and conditions set forth below, Bank has agreed to amend the Credit Agreement.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   Definitions

         1.1 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

     2.1 Loans and Advances. Section 10.8, Loans and Advances, of the Credit Agreement is hereby amended and restated to read as follows:

         10.8 Loans and Advances. Not to make any loans, advances or other extensions of credit outside the ordinary course of Borrower's business to any third party or affiliate except to the extent such loans, advances or other extensions of credit do not exceed in the aggregate One Million Two Hundred Fifty Thousand Dollars ($1,250,000) at any one time. This does not apply to the existing, non-current receivable owing to Borrower by certain companies affiliated with Borrower.


     2.2 Out of Debt Period. Section 10.12, Out of Debt Period, of the Credit Agreement is hereby amended and restated to read as follows:

         10.12  Out of Debt Period.

                  (a) Calendar Quarters Ending December 31, 1995, March 31, 1996 and June 30, 1996. To repay in full any outstanding advances that are in excess of the aggregate amount of $750,000, and not to draw any additional advances on its revolving line of credit, for a period of at least seven (7) consecutive days in each calendar quarter ending December 31, 1995, March 31, 1996 and June 30, 1996.

                  (b) Calendar Quarters Ending September 30, 1996 and Thereafter. To repay any advances in full, and not to draw any additional advances on its revolving line of credit, for a period of at least seven (7) consecutive days in each calendar quarter ending September 30, 1996 and thereafter.

         For the purposes of this Section 10.12, "advances" does not include undrawn amounts of outstanding letters of credit.

         2.3 Fidelity Note Receivable. Borrower agrees that the note receivable evidencing the Fidelity Loan will be classified as an intangible asset for purposes of calculating Borrower's debt to tangible net worth ratio under
Section 11.1 of the Credit  Agreement  and  Borrower's  tangible net worth under
Section 11.2 of the Credit Agreement.


                                   ARTICLE III
                                   Conditions

     3.1 Conditions to Amendment. The effectiveness of this Amendment is conditioned upon and subject to the satisfaction of the following requirements:

     (a) The Guarantors shall have consented to this Amendment and ratified their Guaranties;

     (b) The Borrower shall have paid, not later than January 5, 1996, an amendment fee in the amount of Two Thousand Dollars ($2,000.00); and

     (c) The Borrower shall have paid, not later than January 5, 1996, an additional loan covenant waiver fee in the amount of Eighteen Thousand Seven Hundred Fifty Dollars ($18,750.00).


                                   ARTICLE IV
                                    No Waiver

         4.1 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of this Amendment, or of any other contract or instrument between Borrower and the Bank; and the Bank's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Credit Agreement, as amended, and any other contract or instrument between Borrower and the Bank.


                                    ARTICLE V
                  Ratifications, Representations and Warranties

         5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Bank agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         5.2 Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Bank that (a) the execution, delivery and performance of this Amendment have been authorized by all requisite partnership action on the part of Borrower and will not violate the partnership agreement or certificate of limited partnership of Borrower; and (b) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.


                                   ARTICLE VI
                            Miscellaneous Provisions

         6.1 Amendment Fee. Subject to the provisions of Section 14.14 of the Credit Agreement, in consideration of the Bank agreeing to amend the terms of the Credit Agreement, as set forth above, the Borrower will pay the Bank a Two Thousand Dollar ($2,000) fee for such amendment, as provided by Section 5.1(d) of the Credit Agreement and by Section 3.1(b) of this Amendment.

         6.2 Loan  Covenant  Waiver Fee.  Subject to the  provisions  of Section
14.14 of the Credit Agreement, in consideration of the Bank agreeing to waive certain of the covenants of the Credit Agreement, as set forth above, the Borrower will pay the Bank an additional Eighteen Thousand Seven Hundred Fifty Dollar ($18,750.00) fee for such amendment, as provided by Section 3.1(c) of this Amendment.

         6.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.4 Binding Effect. This Amendment shall be binding upon Borrower and the Bank and their respective successors and assigns.

         6.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.6 Effect of Waiver. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.8 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.9 Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND THE BANK.

         This Amendment is executed as of the date stated at the top of the first page.


Bank of America Texas, N.A.                 FFP Operating Partners, L.P.

                                               By:  FFP Partners Management
                                                           Company, Inc.,
                                                           General Partner


By:    /s/Donald P. Hellman                    By: /s/Steven B. Hawkins
       Donald P. Hellman                           Steven B. Hawkins
       Vice President                              Vice President-Finance